                                                        This document contains 6
                                                        pages. The Exhibit Index
                                                        is located on page 4.

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) October 25, 1996

                   ML Revolving Home Equity Loan Trust 1996-1
              (Name of Trust issuing ML Revolving Home Equity Loan
                    Asset Backed Certificates, Series 1996-1)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                     33-84894              59-3247986
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
     of Incorporation)              File Number)       Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)     Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                        Description
         -----------                        -----------
         19.1                      Servicing Certificate and
                                   Statement to Certificateholders for
                                   ML Revolving Home Equity Loan
                                   Asset Backed Certificates, Series
                                   1996-1, for the October 25,
                                   1996 distribution pursuant
                                   to Sections 4.01 and 5.03
                                   of the Pooling and
                                   Servicing Agreement among
                                   Merrill Lynch Credit
                                   Corporation, as Servicer,
                                   MLCC Mortgage Investors,
                                   Inc., as Seller, and
                                   Bankers Trust Company of
                                   California, N.A., as
                                   Trustee, dated as of April
                                   1, 1996.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MERRILL LYNCH CREDIT
                                          CORPORATION, as Servicer
                                          and on behalf of MLCC
                                          MORTGAGE INVESTORS, INC.


                                 By:         /s/ Steven T. Hardy
                                          -----------------------------------
                                          Name:  Steven T. Hardy
                                          Title: Vice President and
                                                 Controller




Dated:      October 25, 1996

                                  Exhibit Index
                                  -------------

Exhibit No.                                                           Page
-----------                                                           ----

   19.1            Servicing Certificate and Statement to
                   Certificateholders for ML Revolving Home
                   Equity Loan Asset Backed Certificates,
                   Series 1996-1                                       5